UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2007

iSHARES® S&P GSCI™ COMMODITY-INDEXED TRUST

(Registrant)

iSHARES® S&P GSCI™ COMMODITY-INDEXED INVESTING POOL LLC

(Rule 140 Co-Registrant)

(Exact name of registrant as specified in its charter)

Delaware	001-32947 (Registrant) 001-32948 (Co-Registrant)	51-6573369 (Registrant) 34-2061331 (Co-Registrant)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Barclays Global Investors International, Inc.

45 Fremont Street

San Francisco, California 94105

Attn: BGI’s Product Management Team

Intermediary Investors and Exchange-Traded Products Department

(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 597-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 12, 2007, Barclays Global Investors International, Inc. (the “Sponsor”), Barclays Global Investors, N.A. (the “Administrative Trustee”) and Wilmington Trust Company (the “Delaware Trustee”) entered into an Amended and Restated Trust Agreement (the “Amended and Restated Trust Agreement”) with respect to the iShares® S&P GSCI™ Commodity-Indexed Trust (the “Trust”). The Amended and Restated Trust Agreement, which is attached hereto as Exhibit 4.1 and incorporated by reference herein, amends and restates in its entirety the Trust Agreement, dated as of July 7, 2006 (the “Trust Agreement”), among the Sponsor, the Administrative Trustee and the Delaware Trustee, to add the tax-related provisions described below.

The iShares® S&P GSCI™ Commodity-Indexed Investing Pool LLC (the “Investing Pool”) intends to file partnership tax returns, including for the taxable year ending December 31, 2006. There is no authority addressing the U.S. tax treatment of trusts that have as their sole asset an interest in a limited liability company taxed as a partnership where that interest represents substantially all of the total interests in the partnership. The Sponsor had determined that the Trust should file tax returns as a grantor trust and, as a result, the tax provisions in the Trust Agreement required the Administrative Trustee to file trust tax returns for the Trust and to provide tax information to investors in the Trust under the trust tax information reporting rules. However, the IRS has indicated that it will take the position that certain trusts of this kind should be treated as partnerships. As a result of this development, the Sponsor determined that the Trust should file a partnership tax return rather than a trust return, including for the taxable year ending December 31, 2006, and that the Trust Agreement should be revised to include standard partnership tax provisions (the “Partnership Provisions”) consistent with the Trust’s filing of a partnership tax return. The Amended and Restated Trust Agreement is the Trust Agreement revised to include the Partnership Provisions.

The Partnership Provisions do not alter the economic rights of investors in the Trust. As a result of the filing of a partnership tax return by the Trust, investors will receive tax reporting information with respect to their investments in the Trust on IRS Schedule K-1 rather than IRS Form 1099. However, the amount and allocation of investors’ shares of the Trust’s and the Investing Pool’s items of income, gain, loss, deduction, expense and credit for U.S. federal income tax purposes, and the time when investors receive their tax reporting information, should generally be unaffected. Only the manner in which those tax items are reported to investors will be affected.

Under the Trust Agreement prior to amendment, (i) the Sponsor, the Administrative Trustee, the Delaware Trustee and investors in the Trust—the owners of fractional undivided beneficial interests in the net assets of the Trust (such owners, “Beneficial Owners” and such interests, “Shares”)—agreed (a) to treat the Trust as a grantor trust, and to treat the Shares, and all payments and proceeds with respect to Shares, as beneficial ownership interests in the Beneficial Owners’ respective proportionate share of the assets of the Trust (the Trust’s interest in the Investing Pool), for United States federal, state and local tax purposes and (b) to treat allocations of income, gain, expense, loss, deduction and credit made by the Investing Pool with respect to a Beneficial Owner’s proportionate share of the assets of the Trust as an allocation of the corresponding item of Trust income, gain, expense, loss, deduction and credit to a Beneficial Owner and (ii) Beneficial Owners agreed to comply with obligations that would arise from a direct investment in the Investing Pool with respect to partnership capital accounts or allocations of income or expense as though the Beneficial Owners had made such a direct investment in the Investing Pool. Consistent with the requirement that the Trust be treated as a grantor trust for U.S. tax purposes, the Trust Agreement provided that the Administrative Trustee would file trust tax returns for the Trust, and provide tax information to Beneficial Owners under the trust tax information reporting rules on IRS Form 1099. The Trust Agreement also restricted acts of the Administrative Trustee that would be inconsistent with the treatment of the Trust as a grantor trust.

The Partnership Provisions are intended to facilitate the treatment of the Trust as a partnership for U.S. tax purposes and the allocation of the Trust’s share of the Investing Pool’s items of income, gain, expense, loss, deduction and credit to Beneficial Owners under the U.S. tax partnership rules, consistent with the allocations of such items of the Investing Pool to Beneficial Owners under the Trust Agreement. The Partnership Provisions require the Trust to file partnership tax returns and to provide tax information to Beneficial Owners on IRS Schedule K-1s. The Partnership Provisions provide for the Trust to make certain elections, for the Administrative Trustee, or such other person as is designated by the Administrative Trustee, to execute certain partnership administrative and tax matters with respect to the Trust and for the Trust to comply with requirements of U.S. Treasury regulations applicable to partnerships regarding Beneficial Owners’ economic rights in the Shares. The Partnership Provisions also (i) provide for the Trust’s use of tax conventions, and for a Trust election, to facilitate allocation of income and gain realized by the Trust and the Investing Pool between Beneficial Owners as a result of secondary market trading and issuances and redemptions in Shares and (ii) (a) require Beneficial Owners that redeem their Shares to provide their tax reporting with respect to the redemption in a manner that is consistent with the tax reporting by the Trust and to notify the Trust regarding certain aspects of the redemption and (b) generally require Beneficial Owners to provide tax reporting with respect to their Shares in a manner that is consistent with the tax reporting by the Trust.

Because under the Trust Agreement Beneficial Owners were treated as owning their respective proportional share of the Trust’s interest in the Investing Pool and Beneficial Owners agreed to comply with requirements with respect to partnership capital accounts or allocations of income or expense as though the Beneficial Owners had made a direct investment in the Investing Pool, the Partnership Provisions do not alter the economic rights of Beneficial Holders with respect to their Shares or impose additional requirements on Beneficial Owners beyond the requirements of the Trust Agreement prior to amendment.

Item 9.01.	Financial Statements and Exhibits

Exhibit 4.1: Amended and Restated Trust Agreement (filed pursuant to Item 5.03)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant and Co-Registrant have duly caused this report to be signed on their behalf by the undersigned in the capacities* indicated thereunto duly authorized.

Date: September 12, 2007

iShares® S&P GSCI™ Commodity-Indexed Trust (Registrant)

Barclays Global Investors International, Inc.

By:	/S/ LEE KRANEFUSS
	Name:	Lee Kranefuss
	Title:	President and Chief Executive Officer

By:	/S/ MICHAEL A. LATHAM
	Name:	Michael A. Latham
	Title:	Chief Financial Officer

iShares® S&P GSCI™ Commodity-Indexed Investing Pool LLC (Rule 140 Co-Registrant)

Barclays Global Investors International, Inc.

By:	/S/ LEE KRANEFUSS
	Name:	Lee Kranefuss
	Title:	President and Chief Executive Officer

By:	/S/ MICHAEL A. LATHAM
	Name:	Michael A. Latham
	Title:	Chief Financial Officer

*	The Registrant is a trust and the Co-Registrant is a limited liability company, and the persons are signing in their capacities as officers of Barclays Global Investors International, Inc., the Sponsor of the Registrant and the Manager of the Co-Registrant.